UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2015, CTR Partnership, L.P. (the “Operating Partnership), a subsidiary of CareTrust REIT, Inc. (the “Company”), entered into a Purchase and Sale Agreement and Joint Escrow Instructions (as amended on July 30, 2015, the “Purchase and Sale Agreement”) with affiliates of Liberty Nursing Center (“Liberty), pursuant to which the Operating Partnership intends to acquire a 14-facility skilled nursing and assisted living portfolio, currently owned and operated by Liberty, for approximately $175 million, exclusive of estimated transaction costs of approximately $3.4 million (the “Liberty Acquisition”). The facilities are located throughout Ohio and collectively include 1,102 skilled nursing facility (“SNF”) beds, 100 assisted living facility (“ALF”) units and 56 independent living facility (“ILF”) units available for occupancy. Completion of the Liberty Acquisition is subject to customary closing conditions, and is expected to close at the beginning of the fourth quarter of 2015. Effective as of August 10, 2015, the Operating Partnership’s limited option to terminate the Purchase and Sale Agreement and forego its deposit expired.

In connection with the Liberty Acquisition, the Operating Partnership entered into a triple-net basis, long-term lease (the “Master Lease”), dated July 30, 2015, with affiliates of Pristine Senior Living, LLC (“Pristine”), which is expected to assume operations of the 14 facilities effective as of October 1, 2015. The effectiveness of the Master Lease is conditioned upon the Operating Partnership acquiring such facilities pursuant to the Purchase and Sale Agreement. The Master Lease carries an initial term of 15 years with two five-year renewal options and CPI-based rent escalators. The Master Lease also includes a right of first refusal in favor of the Operating Partnership with respect to any transaction between the tenant and a party other than the Operating Partnership or its affiliates for the tenant to operate, own, develop, finance, lease, manage, invest in, participate in or otherwise receive revenues from an SNF, ALF, ILF, memory care facility or other healthcare facility (subject to certain exceptions), until the earlier of seven years after the commencement date under the Master Lease or the date on which the tenants have leased at least five healthcare facilities from the Operating Partnership. The tenants’ obligations under the Master Lease are guaranteed by Pristine and two of its principals pursuant to a Guaranty of Master Lease, dated July 30, 2015 (the “Guaranty”).

In connection with the Liberty Acquisition, the seller has also agreed to transfer two additional SNFs located in Fremont, Ohio and Mansfield, Ohio to Pristine, both of which are leased from unrelated third parties. Pursuant to a Nomination Agreement, dated as of July 30, 2015, by and among the Operating Partnership and two affiliates of Pristine (the “Nomination Agreement’), these locations will be operated by Pristine following the consummation of the Liberty Acquisition.

The foregoing descriptions of the Liberty Acquisition and the transactions related thereto are qualified in their entirety by reference to the Purchase and Sale Agreement, the Master Lease, the Guaranty and the Nomination Agreement, copies of which are filed as Exhibits 10.1-10.5 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On August 10, 2015, the Company issued a press release announcing that it has commenced a public offering of 14,200,000 shares of its common stock, which is subject to market and other conditions. The Company also intends to grant the underwriters a 30-day option to purchase up to an additional 2,130,000 shares of common stock. In connection with the offering, the Company provided certain information to potential investors in regards to the Company, and the Company is therefore including such information in Exhibit 99.1 to this Current Report on Form 8-K, which is attached hereto and incorporated herein by reference, pursuant to Regulation FD.

The press release relating to the public offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 13, 2015, by and among CTR Partnership, L.P. and the entities party thereto as sellers.

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of July 30, 2015, by and among CTR Partnership, L.P. and the entities party thereto as sellers.

10.3	Master Lease, dated as of July 30, 2015, by and among CTR Partnership, L.P. and the entities party thereto as tenants.

10.4	Guaranty of Master Lease, dated as of July 30, 2015, by Pristine Senior Living, LLC, Christopher T. Cook, and Stephen Ryan in favor of CTR Partnership, L.P.

10.5	Nomination Agreement, dated as of July 30, 2015, by and among CTR Partnership, L.P., Pristine Senior Living of Mansfield, LLC and Pristine Senior Living of Fremont, LLC.

99.1	Regulation FD Disclosure.

99.2	Press Release, dated August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2015	CARETRUST REIT, INC.

	By:	/s/ Gregory K. Stapley
Gregory K. Stapley
President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 13, 2015, by and among CTR Partnership, L.P. and the entities party thereto as sellers.

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of July 30, 2015, by and among CTR Partnership, L.P. and the entities party thereto as sellers.

10.3	Master Lease, dated as of July 30, 2015, by and among CTR Partnership, L.P. and the entities party thereto as tenants.

10.4	Guaranty of Master Lease, dated as of July 30, 2015, by Pristine Senior Living, LLC, Christopher T. Cook, and Stephen Ryan in favor of CTR Partnership, L.P.

10.5	Nomination Agreement, dated as of July 30, 2015, by and among CTR Partnership, L.P., Pristine Senior Living of Mansfield, LLC and Pristine Senior Living of Fremont, LLC.

99.1	Regulation FD Disclosure.

99.2	Press Release, dated August 10, 2015.